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                     PLEDGE AGREEMENT AND IRREVOCABLE PROXY

         THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of December 29, 2003, is made BY NEG OPERATING LLC, a Delaware limited liability company (the "Pledgor"), in favor of BANK OF TEXAS, N.A., as Collateral Agent (together with its successor(s) and assign(s) thereto, the "Collateral Agent") for the Lender Parties (as defined below).

                                   WITNESSETH:

         WHEREAS, pursuant to a Credit Agreement dated as of December 29, 2003 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Pledgor, Mizuho Corporate Bank, Ltd., as Administrative Agent, Bank of Texas, N.A., and The Bank of Nova Scotia, as Co-Agents, Bank of Texas, N.A., as Collateral Agent, and the Issuers and the Lenders from time to time parties thereto, the Issuers and the Lenders have extended credit to the Borrower by way of Loans and Letters of Credit;

         WHEREAS, the Borrower and its Subsidiaries have entered into and/or may enter into certain Hedging Agreements with certain Lender Parties, pursuant to the terms of the Credit Agreement;

         WHEREAS, as a condition precedent to the making or extension of the initial Loans and Letters of Credit under the Credit Agreement and to the extension of financial accommodations under the Hedging Agreements referred to above, the Pledgor is required to execute and deliver this Pledge Agreement;

         WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

         WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial direct and indirect benefits from the Loans from time to time made to, and the Letters of Credit issued on behalf of, it by the Lenders and the Issuers, as the case may be, pursuant to the Credit Agreement and the extension of financial accommodations under the Hedging Agreements referred to above.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to, and to participate in Letters of Credit for the benefit of, and to induce the Issuers to issue the Letters of Credit (including the initial Letter of Credit) for the benefit of the Borrower pursuant to the Credit Agreement and to induce certain Lender Parties to extend financial accommodations pursuant to the Hedging Agreements, the Pledgor agrees, for the benefit of each Lender Party, as follows:


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                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Borrower" is defined in the first recital.

         "Collateral" is defined in Section 2.1.

         "Collateral Agent" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "Distributions" means all cash dividends, stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers and consolidations, and all cash distributions or other distributions made in respect of the Pledged Interests, whether or not income, return of capital or otherwise, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other rights or interests constituting Collateral.

         "Indemnified Parties" is defined in Section 6.5.

         "Lender Party" means, as the context may require, any Lender, any Agent, any Issuer and any Affiliate of any Agent, any Issuer or any Lender, or other Person that is a party to a Hedging Agreement and is a Lender or an Affiliate thereof (but only during such time that such Person is a Lender or an Affiliate of a Lender), and each of their respective successors, transferees and assigns.

         "Obligors" means, collectively, the Pledgor or any other Person (other than any Agent, Issuer or Lender) obligated under any Loan Document, including their permitted successors and assigns, and "Obligor" means any one of them.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Interest Issuer" means each Person identified in Attachment 1 hereto as the issuer of the Pledged Interests identified opposite the name of such Person.

         "Pledged Interests" means all Equity Interests of any Pledged Interest Issuer; all Equity Interests issued by Pledgor's subsidiaries as identified in Attachment 1 hereto; all registrations, certificates, articles or agreements governing or representing any such interests; all options and other rights, contractual or otherwise, at any time existing with respect to such interests; and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests.



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         "Pledged Property" means all Pledged Interests and all other pledged partnership or membership interests or promissory notes, all other securities, all assignments of any amounts due or to become due, and all other instruments which are now being delivered by the Pledgor to the Collateral Agent or may from time to time hereafter be delivered by the Pledgor to the Collateral Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document; and all proceeds of any of the foregoing.

         "Pledgor" is defined in the preamble.

         "Secured Obligations" is defined in Section 2.2.

         "Securities Act" is defined in Section 6.2.

         "U.C.C." means the Uniform Commercial Code as in effect in the State of New York, as the same may be amended from time to time.

         SECTION 1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION 1.3 U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II
                                     PLEDGE

         SECTION 2.1 Grant of Security Interest. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Collateral Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each of the Lender Parties, a continuing security interest in all of the Pledgor's right, title and interest, whether now existing or hereafter arising or acquired, in and to the following property (the "Collateral"): (a) all Pledged Interests identified in Attachment 1 hereto; (b) all other Pledged Interests issued from time to time; (c) all other Pledged Property, whether now or hereafter delivered to the Collateral Agent in connection with this Pledge Agreement; (d) all Distributions, interest, and other payments and rights with respect to any Pledged Property; and (e) all proceeds of any of the foregoing.

         SECTION 2.2 Security for Obligations. This Pledge Agreement secures the indefeasible payment in full and performance of all Obligations now or hereafter existing under the Credit Agreement and each other Loan Document, whether for principal, interest, costs, fees, expenses or otherwise, and all other obligations of the Pledgor and each other Obligor to any Lender Party, now or hereafter owing, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, fixed or absolute or contingent, joint or several, or now or hereinafter existing or due or to become due, and all obligations of the Pledgor now or hereafter existing under this Pledge Agreement and each other Loan Document to which it is or may



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become a party (all such Obligations and other obligations of the Pledgor and each other Obligor being the "Secured Obligations").

         SECTION 2.3 Delivery of Pledged Property.

         SECTION 2.3.1 All certificates or instruments representing or evidencing any Collateral, including all Pledged Interests, shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary endorsements or instruments of transfer or assignment, duly executed in blank.

         SECTION 2.3.2 To the extent any of the Collateral constitutes a "certificated security" (as defined in Section 8-102(a)(4) of the U.C.C.), an "uncertificated security" (as defined in Section 8-102(a)(18) of the U.C.C.) or a "security entitlement" (as defined in Section 8-102(a)(17) of the U.C.C.), the Pledgor shall cause the issuer thereof or the securities intermediary thereof to take all actions necessary or as requested by the Collateral Agent to grant "control" (as defined in Section 8-106 of the U.C.C.) of such Collateral to the Collateral Agent over such Collateral.

         SECTION 2.4 Distributions on Pledged Interests. In the event that any Distribution is to be paid on any Pledged Interests at a time when no Event of Default has occurred and is continuing, such Distribution or payment may be paid directly to the Pledgor. If any such Event of Default has occurred and is continuing, then any such Distribution or payment shall be paid directly to the Collateral Agent, for its benefit and the ratable benefit of each of the Lender Parties.

         SECTION 2.5 Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until indefeasible payment in full in cash of all Secured Obligations, the termination or expiration of all Commitments and all other commitments of the Lender Parties to the Pledgor and the other Obligors pursuant to any Loan Document, and the termination or expiration of all Letters of Credit; (b) be binding upon the Pledgor and its successors, transferees and assigns; and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and of the other Lender Parties and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Loan held by it as provided in
Section 10.12 of the Credit Agreement and any Lender Party may assign or otherwise transfer (in whole or in part) its interest pursuant to any Hedging Agreement, and any successor or assignee shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender Party under any Loan Document (including this Pledge Agreement), or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and as applicable to the provisions of Section 10.12 and Article IX of the Credit Agreement, and, with respect to the Hedging Agreements, the limitation on rights in collateral pursuant to the Security Documents. Upon the indefeasible payment in full in cash of all Secured Obligations and the termination or expiration of all Commitments and any other commitments of any Lender Party to the Borrower and the termination or expiration of all Letters of Credit, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such payment and



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termination or expiration, the Collateral Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Collateral Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

         SECTION 2.6 Security Interest Absolute. All rights of the Collateral Agent and the other Lender Parties and the security interests granted to the Collateral Agent and the other Lender Parties hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document; (b) the failure of any Lender Party (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement or any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations; (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation; (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations; (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document; (f) any addition, exchange, release, surrender, or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

         SECTION 2.7 Waiver of Subrogation. Until the indefeasible payment in full of all Obligations and the termination or expiration of all Commitments and the termination and expiration of all Letters of Credit, the Pledgor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Borrower or any other Obligor that arise from the existence, payment, performance or enforcement of the Pledgor's obligations under this Pledge Agreement or any other Loan Document, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of any Lender Party against the Borrower or any other Obligor or any collateral which any Lender Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Pledgor in violation of the preceding sentence and the Secured Obligations shall not have been indefeasibly paid in full in cash and all Commitments and all other commitments by any Lender Party to the Borrower have not been terminated or all Letters of Credit have not terminated or expired, then such amount shall be deemed to have been paid to the Pledgor for the benefit of, and held in trust for, the Collateral Agent (on behalf of the Lender Parties), and shall



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forthwith be paid to the Collateral Agent to be credited and applied upon the
Secured Obligations, whether matured or unmatured.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Warranties, etc. The Pledgor represents and warrants unto each Lender Party as set forth in this Article III.

         SECTION 3.2 [Reserved].

         SECTION 3.3 [Reserved].

         SECTION 3.4 [Reserved].

         SECTION 3.5 Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and valid title to (and has full right and authority to pledge and assign) the Collateral, free and clear of all Liens, security interests, options, or other charges or encumbrances, except any Lien or security interest granted pursuant hereto in favor of the Collateral Agent and except as permitted to the Credit Agreement.

         SECTION 3.6 State of Incorporation Name. (a) The first paragraph of this Pledge Agreement lists the true legal name of the Pledgor as registered in the jurisdiction in which the Pledgor is organized, formed or incorporated; (b) the Pledgor's state of incorporation, formation or organization, its organization identification number as designated by the state of its incorporation, formation or organization, and its principal place of business (or, if it has more than one place of business, its chief executive office) are as set forth on Attachment 4 to this Pledge Agreement delivered by the Pledgor; and (c) the Pledgor is not now and has not been known by any trade name. The Pledgor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Pledgor been the subject of any merger or other corporate reorganization.

         SECTION 3.7 Valid Security Interest. No real property owned by the Pledgor is encumbered by a Lien except such real property as is encumbered by a Lien in favor of the Collateral Agent for the benefit of the Lender Parties.

         SECTION 3.8 As to Pledged Interests. All of the Pledged Interests constitute one hundred percent (100%) of the Pledgor's interest in the Pledged Interests Issuer and the percentage of the total membership, partnership and/or other equity interests in the Pledged Interests Issuer indicated on Attachment
1. The Pledgor has no Subsidiary other than as set forth in Item 6.8 of the Disclosure Schedule to the Credit Agreement. The Pledged Interests are duly registered in the permanent ownership records of the Pledged Interests Issuer and clearly show the Collateral Agent's security interest for the benefit of each Lender Party, and such registration is maintained in the principal office of such Pledged Interests Issuer. Such registration continues valid and genuine and has not been altered. All Pledged Interests have been duly authorized and validly issued and registered, are fully paid and non-assessable, and were not issued in violation of the preemptive rights, if any, of any Person or of any agreement by which the Pledgor is



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bound. All documentary, stamp or other taxes or fees owing in connection with the registration, issuance, transfer or pledge of Collateral have been paid. No restrictions or conditions exist with respect to the registration, transfer, voting or capital of any Pledged Interests. The Pledged Interests constitute the percentage of ownership as indicated on Attachment 1. The Pledgor has no outstanding rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding whereby any Person would be entitled to acquire member interests or units of any Pledged Interest Issuer. All requisite formalities for the granting of a security interest in the Pledged Interests required pursuant to the organic documents of the Pledgor or of the Pledged Interest Issuer have been complied with on or prior to the execution and delivery of this Pledge Agreement.

         SECTION 3.9 Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery and performance of this Pledge Agreement by the Pledgor; or
(b) for the exercise by the Collateral Agent of the voting or other rights provided for in this Pledge Agreement, or for the remedies in respect of the Collateral pursuant to this Pledge Agreement, except as may be required in connection with a disposition of Pledged Interests by laws and regulations affecting the offering and sale of securities generally.

         SECTION 3.10 Compliance with Laws. The Pledgor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the noncompliance of which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of the Pledgor or the value of the Collateral or the worth of the Collateral as collateral security.

         SECTION 3.11 Certificated Nature of Equity Interests. All membership, partnership or other equity interest in each Pledged Interest Issuer that are represented by certificates have been delivered to the Collateral Agent and are held in its possession, together with transfer documents as required in this Pledge Agreement (and the Pledgor covenants and agrees that any certificates or instruments evidencing all membership, partnership or other equity interest in each Pledged Interest Issuer hereafter received by the Pledgor with respect to any of the Collateral will be held in trust for the Collateral Agent and promptly delivered to the Collateral Agent).

         SECTION 3.12 [Reserved].

         SECTION 3.13 [Reserved].

                                   ARTICLE IV
                                    COVENANTS

         SECTION 4.1 Certain Covenants. The Pledgor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or any Lender shall have any outstanding Commitment or any Lender Party shall have outstanding any other commitment to any Obligor under any Loan Document or any Letter of Credit shall remain outstanding, the



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Pledgor will, unless all of the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Section 4.1.

         SECTION 4.1.1 Protect Collateral; Further Assurances, etc. The Pledgor will not sell, assign (by operation of law or otherwise), transfer, pledge, encumber in any other manner or otherwise dispose of the Collateral (except as permitted by the Credit Agreement). The Pledgor will warrant and defend the right and title herein granted to the Collateral Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the reasonable expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action that may be necessary or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. The Pledgor agrees that, without the prior written consent of the Collateral Agent, in its sole and absolute discretion, it will not permit any Pledged Interests Issuer, or vote its interest in the Pledged Interests in a way that allows such Pledged Interests Issuer, to (a) make any amendments to the articles of organization or operating agreement or partnership agreement or any other organic agreement of the Pledged Interests Issuer, or (b) enter in any other agreements which, in the opinion of the Collateral Agent, in its sole and absolute discretion, will reduce the value of the Collateral. The Pledgor agrees that, upon the acquisition after the date hereof by the Pledgor of any Collateral, with respect to which the security interest granted hereunder is not perfected automatically upon such acquisition, to take such actions with respect to such Collateral or any part thereof as required by the Loan Documents.

         SECTION 4.1.2 Certificates, etc.

                  (a) The Pledgor agrees that all certificates or other instruments evidencing Pledged Interests delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank transfer powers, in substantially the form attached hereto as Attachment 3, or other equivalent instruments of transfer acceptable to the Collateral Agent. The Pledgor will, from time to time upon the reasonable request of the Collateral Agent, promptly deliver to the Collateral Agent duly executed undated blank transfer powers in substantially the form attached hereto as Attachment 3, instruments, and similar documents, reasonably satisfactory in form and substance to the Collateral Agent, with respect to the Collateral as the Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Agent after the occurrence of any Event of Default, promptly transfer any Pledged Interests into the name of any nominee designated by the Collateral Agent.

                  (b) The Pledgor agrees that (i) the Collateral Agent may notify the Pledged Interest Issuer of the existence of this Pledge Agreement by having the Pledged Interest Issuer acknowledge the Notice of Pledge Agreement attached hereto as Attachment 2 immediately after the execution and delivery of this Pledge Agreement and (ii) it will keep, at its address so indicated below its signature hereto, all of its records concerning the Collateral, which records will be of such character as will enable the Collateral Agent or its designees to determine at any time the status thereof.



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         SECTION 4.1.3 Continuous Pledge. Subject to Section 2.4, the Pledgor
will, at all times, keep pledged to the Collateral Agent pursuant hereto all Pledged Interests and all other Collateral, all Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral, free and clear of all Liens, security interests, options, or other charges or encumbrances, except any Lien or security interest granted pursuant hereto in favor of the Collateral Agent and except as permitted by the Credit Agreement.

         SECTION 4.1.4 Voting Rights; Distributions, etc. The Pledgor agrees:

                  (a) after any Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor without any request therefor by the Collateral Agent to deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent all Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Collateral Agent as additional Collateral for use in accordance with Section 6.4; and

                  (b) after any Event of Default shall have occurred and be continuing and the Collateral Agent has notified the Pledgor of the Collateral Agent's intention to exercise its voting power under this
         Section 4.4 (i) the Collateral Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests or other shares of capital stock constituting Collateral, AND THE PLEDGOR HEREBY GRANTS THE COLLATERAL AGENT AN IRREVOCABLE PROXY (WHICH IRREVOCABLE PROXY IS COUPLED WITH AN INTEREST AND SHALL BE EFFECTIVE UNTIL SUCH TIME THAT ALL SECURED OBLIGATIONS ARE REPAID IN FULL IN CASH, ALL COMMITMENTS OF THE LENDER PARTIES SHALL HAVE EXPIRED OR TERMINATED, AND ALL LETTERS OF CREDIT SHALL HAVE EXPIRED OR TERMINATED), EXERCISABLE UNDER SUCH CIRCUMSTANCES, TO VOTE THE PLEDGED INTERESTS AND SUCH OTHER COLLATERAL, and (ii) promptly to deliver to the Collateral Agent such additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power.

         All Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by the Pledgor separate and apart from its other property in trust for the Collateral Agent. The Collateral Agent agrees that, unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the notice referred to in Section 4.1.4(b), the Pledgor shall have the exclusive voting power with respect to any of the Pledged Interests constituting Collateral, and the Collateral Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any of the Pledged Interests constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would cause an Default, impair any



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Collateral or be inconsistent with or violate any provision of the Credit
Agreement or any other Loan Document (including this Pledge Agreement).

         SECTION 4.1.5 Status of Pledged Interests. The registration of the Pledged Interests on the permanent ownership records of the Pledgor shall at all times be valid and genuine and shall not be altered. The Pledged Interests at all times shall be duly authorized, validly registered, fully paid, and non-assessable, and shall not be registered in violation of the organic documents of the Pledgor or the preemptive rights of any Person, if any, or of any agreement by which Pledgor or any Pledged Interest Issuer is bound.

         SECTION 4.1.6 Additional Undertakings. The Pledgor will not, without the prior written consent of the Collateral Agent:

                  (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Interests (including the operating agreement, partnership agreement, limited liability company agreement or regulations to which such Pledged Interests relate) or compromising or releasing or extending the time for payment of any obligation of the maker thereof;

                  (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the Pledgor in respect of any Pledged Interests constituting Collateral or of the maker of any instrument constituting Collateral;

                  (c) cause or permit any change to be made in its name, identity, corporate structure or state of incorporation or formation, or any change to be made to a jurisdiction other than as represented in
         (i) the location of any Collateral, (ii) the location of any records concerning any Collateral or (iii) in the location of its place of business (or, if it has more than one place of business, its chief executive office), unless Pledgor shall have notified the Collateral Agent of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action, if any, reasonably required by the Collateral Agent for the purpose of further perfecting or protecting the security interest in favor of the Collateral Agent in the Collateral;

                  (d) permit the issuance of (i) any Equity Interests or units of any class of member interests or units of any Pledged Interest Issuer (unless immediately upon such issuance the same are pledged and delivered to Lender pursuant to the terms hereof to the extent necessary to give the Lender a security interest after such issue in at least the same percentage of the Pledgors outstanding interests or units as before such issue), (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such member interests or units or shares, or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such interests, units or shares; or

                  (e) enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Interests.



                       NEG Operating LLC Pledge Agreement

The Pledgor shall provide, or cause the relevant Pledged Interest Issuer to provide, the Collateral Agent with a copy of any amendment or supplement to, or modification or waiver of, any term or provision of any of the by-laws and other Organic Documents of the Pledged Interest Issuers, provided that the Pledgor shall not enter into any such amendment, supplement, modification or waiver which could reasonably be expected to be adverse to the interests of the Collateral Agent and the other Lender Parties. To the extent that any Pledged Interests are uncertificated, the Pledgor further agrees that if requested by the Collateral Agent, it will cause the relevant Pledged Interest Issuer to send a notice to its shareholders, members or partners, as the case may be, giving such shareholders, member or partners, respective, notice of the grant of irrevocable proxy made herein (and in the case of a notice to shareholders, such notice shall be given in compliance with the Texas Business Corporation Act).

         SECTION 4.1.7 Tax Returns. Following the occurrence of an Default, at the Collateral Agent's request, the Pledgor will promptly provide the Collateral Agent with a copy of its most recently filed income tax returns certified by an Authorized Officer of the Pledgor.

         SECTION 4.1.8 State of Incorporation, Formation or Organization. The Pledgor shall not change its state of incorporation, formation or organization or its name, identity or corporate structure unless the Pledgor shall have (a) given the Collateral Agent at least thirty (30) days' prior notice of such change, (b) obtained the consent of the requisite Lender Parties, if such consent is so required by the Loan Documents, and (c) taken all actions necessary or as requested by the Collateral Agent to ensure that the Liens on the Collateral granted in favor of the Collateral Agent for the benefit of the Lender Parties remain perfected, first-priority Liens subject only to permitted Liens.

         SECTION 4.1.9 Filings. The Pledgor hereby authorizes the Collateral Agent to file U.C.C. financing statements with respect to the Collateral describing the collateral as "all equity interests" or words of similar import, and to file U.C.C. financing statements, and continuations and amendments thereto, and other similar documents with respect to the Collateral without its signature (to the extent permitted by applicable law).

         SECTION 4.1.10 Performance of Covenants in Loan Documents. The Pledgor will perform, comply with, observe and fulfill, and will cause each of its Subsidiaries to perform, comply with, observe and fulfill, each of the covenants, agreements and obligations contained in the Credit Agreement and the other Loan Documents pertaining to or otherwise applicable to the Pledgor or any of its Subsidiaries.

                                    ARTICLE V
                                   THE LENDER

         SECTION 5.1 Collateral Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Collateral Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or prudent to accomplish the purposes of this Pledge Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under



                       NEG Operating LLC Pledge Agreement
or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above; (c) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or prudent for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and (d) to perform the affirmative obligations of the Pledgor hereunder (including all obligations of the Pledgor pursuant to Section 4.1.1). THE PLEDGOR HEREBY ACKNOWLEDGES, CONSENTS AND AGREES THAT THE POWER OF ATTORNEY GRANTED PURSUANT TO THIS SECTION
5.1 IS IRREVOCABLE AND COUPLED WITH AN INTEREST AND SHALL BE EFFECTIVE UNTIL SUCH TIME THAT ALL SECURED OBLIGATIONS ARE REPAID IN FULL IN CASH, ALL COMMITMENTS SHALL HAVE TERMINATED OR EXPIRED, AND ALL LETTERS OF CREDIT SHALL HAVE TERMINATED OR EXPIRED.

         SECTION 5.2 Collateral Agent May Perform. If the Pledgor fails to perform any agreement contained herein, then the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.5, and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 5.3 Collateral Agent Has No Duty. The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the exercise of reasonable care over any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 5.4 Reasonable Care. The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI
                                    REMEDIES

         SECTION 6.1 Certain Remedies. If any Event of Default shall have occurred and be continuing:



                       NEG Operating LLC Pledge Agreement

                  (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the U.C.C. (whether or nor the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) The Collateral Agent may (i) transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (ii) notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder, (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral, (v) take control of any proceeds of the Collateral, and (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION 6.2 Securities Laws. (a) If the Collateral Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to
Section 6.1, then the Pledgor agrees that, upon the reasonable request of the Collateral Agent, the Pledgor will, at its own expense:

                           (i) execute and deliver, and cause each issuer of the
                  Collateral contemplated to be sold and the members, partners and shareholders thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent (acting reasonably), prudent to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; and



                       NEG Operating LLC Pledge Agreement

                           (ii) use its best efforts to qualify the Collateral
                  under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Collateral Agent;

                  (b) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

                  (c) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Collateral Agent or any Lender Party by reason of the failure by the Pledgor to perform any of the covenants contained in this Section 6.2 and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, then it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Collateral Agent) of the Collateral on the date the Collateral Agent shall demand compliance with this Section.

         SECTION 6.3 Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION 6.4 Application of Proceeds. All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied as follows:

                  (a) First, to the payment of the costs and expenses of such sale, collection from, or other realization upon, all or any part of the Collateral, and reasonable compensation to the Collateral Agent, its agents and attorneys, and of all expenses and liabilities incurred and advances made by the Collateral Agent in connection therewith;

                  (b) Second, to the payment of all expenses of Lender Parties that the Pledgor or the Borrower is obligated to pay pursuant to this Pledge Agreement or any other Loan Document;



                       NEG Operating LLC Pledge Agreement
                                       14

                  (c) Third, to the payment ratably of the sum of (i) amounts due for principal and interest on all Loans then outstanding, (ii) amounts due with respect to the Letters of Credit, and (iii) amounts owed as the Hedging Obligations to any Lender or any Affiliate of a Lender, without preference or priority of the indebtedness owing to one Lender (or Affiliate) over another, or of Loans or Letters of Credit over Hedging Obligations, or of principal over interest; and

                  (d) Fourth, after payment in full in cash of all of the Obligations, and the termination of all Commitments and all other commitments by all Lenders to the Borrower and the other Obligors, and the termination or expiration of all Letters of Credit, to the payment of the surplus of such cash or cash proceeds, if any, to the Pledgor, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         SECTION 6.5 Indemnity and Expenses.

                  (a) Without limiting the generality of the provisions of
         Section 10.4 of the Credit Agreement, the Pledgor agrees to hold harmless and indemnify the Collateral Agent, each other Lender Party and each of their respective officers, directors, employees and agents (the "Indemnified Parties") from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement or any other Loan Document (including enforcement of this Pledge Agreement), except claims, losses or liabilities resulting from such Indemnified Party's gross negligence or willful misconduct; PROVIDED, HOWEVER, THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT EACH INDEMNIFIED PARTY BE INDEMNIFIED IN THE CASE OF ITS OWN NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the foregoing which is permissible under applicable law.

                  (b) The Pledgor will upon demand pay to the Collateral Agent and any local counsel the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent and any local counsel may incur in connection herewith, including without limitation,
         (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document; (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral; (c) the exercise or enforcement of any of the rights of the Collateral Agent and any local counsel or any of the other Lender Parties hereunder; or (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

         SECTION 6.6 Warranties. The Collateral Agent may sell the Collateral without giving any warranties or representations as to the Collateral. The Collateral Agent may disclaim



                       NEG Operating LLC Pledge Agreement
any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.1 Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof

         SECTION 7.2 Amendments; etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 7.3 Notices. All notices and other communications provided to any party hereto under this Pledge Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted and a receipt, demonstrating successful transmission, is received by the sender. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Pledge Agreement shall be effective as delivery of an original executed counterpart hereof

         SECTION 7.4 Headings. The various headings of this Pledge Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Pledge Agreement or any provisions hereof

         SECTION 7.5 Severability of Provisions. Any provision of this Pledge Agreement which is prohibited, inoperative, invalid or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition; non-operation, invalidity or unenforceability without invalidating the remaining provisions of this Pledge Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 7.6 Execution in Counterparts, Effectiveness, etc. This Pledge Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart. This Pledge Agreement shall become effective when counterparts hereof executed on behalf of the Pledgor and the Collateral Agent shall have been received by the Collateral Agent.

         SECTION 7.7 Collateral Agent: Exculpation. By accepting the benefits of this Pledge Agreement, each Lender Party hereby appoints Bank of Texas, N.A. as its Collateral



                       NEG Operating LLC Pledge Agreement
                                       16

Agent under and for purposes of this Pledge Agreement and each other Security Document. Each Lender Party authorizes Bank of Texas, N.A. to act on behalf of such Lender Party under this Pledge Agreement and each other Security Document, to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof, together with such powers as may be reasonably incidental thereto. Without limiting the provisions of Article IX of the Credit Agreement, neither the Collateral Agent nor the directors, officers, employees or agents thereof shall be liable to any Lender Party (and each Lender Party will hold the Collateral Agent harmless) for any action taken or omitted to be taken by it under this Pledge Agreement or any other Security Document, or in connection herewith or therewith, except for the willful misconduct or gross negligence of the Collateral Agent, or responsible for any recitals or warranties herein or therein, or for the effectiveness, enforceability, validity or due execution of this Pledge Agreement or any other Security Document, or for the creation, perfection or priority of any Liens purported to be created by this Pledge Agreement, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, or to make any inquiry respecting the performance by the Pledgor of its obligations hereunder.

         SECTION 7.8 CHOICE OF LAW. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OR PRIORITY OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         SECTION 7.9 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF. DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OR NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY



                       NEG Operating LLC Pledge Agreement

REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 7.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 7.11 NO ORAL AGREEMENTS. THIS WRITTEN PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT. THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         SECTION 7.12 Filing as a Financing Statement. At the option of the Collateral Agent, this Pledge Agreement, or a carbon, photographic or other reproduction of this Pledge Agreement or of any Uniform Commercial Code financing statement, continuations and amendments thereto, covering all of the Collateral or any portion thereof shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such without the signature of the Pledgor where and to the full extent permitted by applicable law.



                       NEG Operating LLC Pledge Agreement

         SECTION 7.13 [Reserved].

         SECTION 7.14 Non-Recourse to Officers and Directors. This Pledge Agreement is fully recourse to the Pledgor. Notwithstanding anything to the contrary contained in this Pledge Agreement or in any other Loan Document, no recourse under or upon any Secured Obligation, representation, warranty or covenant shall be had against any of the officers, directors, employees, agents or representatives of the Pledgor; provided, however that nothing in this
Section 7.14 shall be deemed to constitute a waiver of any Secured Obligation evidenced or secured by, or contained in, this Pledge Agreement or any other Loan Document, or affect in any way the validity or enforceability of this Pledge Agreement or any other Loan Document.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]



                       NEG Operating LLC Pledge Agreement
                                       19

         IN WITNESS WHEREOF, each party hereto has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the day and year first above written.

                              NEG OPERATING LLC

                              By:     NEG Holding LLC, sole member

                                  By: Gascon Partners, managing member

                                      By: Cigas Corp., managing general partner

                                          By:    /s/ PHILIP D. DEVLIN
                                             -----------------------------------
                                          Name:  Philip D. Devlin
                                          Title: Attorney-in-Fact

                                          1400 One Energy Square
                                          4925 Greenville Avenue
                                          Dallas, TX 75206
                                          Attention: Mr. Randall D. Cooley
                                          Telephone No.: (214) 692-9211
                                          Facsimile No.: (214) 692-9310
                                          E-Mail: rcooley@negx.com



                       NEG Operating LLC Pledge Agreement
                                       S-1

                                          COLLATERAL AGENT:

                                          BANK OF TEXAS, N.A.

                                          By:    /s/ TIMOTHY EDWARD MERRELL
                                             -----------------------------------
                                          Name:  Timothy Edward Merrell
                                          Title: Senior Vice President


                                          5956 Sherry Lane, Suite 1100
                                          Dallas, TX 75225
                                          Attention: Mr. Tim Merrell
                                          Telephone No.: (214)987-8873
                                          Facsimile No.: (214)
                                          E-Mail: tmerrell@mail.bokf.com



                       NEG Operating LLC Pledge Agreement
                                       S-2

                                                                    ATTACHMENT 1
                                                                              to
                                                                Pledge Agreement


Pledged Interests Issuer:

                                Authorized        Outstanding
                                Interests          Interests          % of Interests Pledged
                                ----------        -----------         ----------------------
Shana National LLC                                                    100% of all of the
                                                                      membership interests
                                                                      owned by the Pledgor,
                                                                      being 100% of the
                                                                      membership interests of
                                                                      Shana National LLC



                             Attachment 1 - Page 1

                                                                    Attachment 2
                                                                              to
                                                                Pledge Agreement


                       FORM OF NOTICE OF PLEDGE AGREEMENT


TO:
             Shana National LLC


         Notice is hereby given that, pursuant to a Pledge Agreement dated as of December 29, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"), between NEG OPERATING LLC, a Delaware limited liability company (the "Pledgor"), and BANK OF TEXAS, N.A., as collateral agent (together with all successors and assigns thereto, in such capacity, the "Collateral Agent") for each of the Lender Parties (as defined in the Pledge Agreement), the Pledgor has pledged and assigned to the Collateral Agent, and granted to the Collateral Agent a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, in, to and under the ___________________________, dated ________________, ____ (the "Operating Agreement", of Shana National LLC (the "Company"), including, without limitation:

                  The Pledgor's rights, now existing or hereafter arising or acquired, to receive from time to time its share of profits, income, surplus, compensation, return of capital, distributions and other reimbursements and payments from the Company (including, without limitation, specific properties of the Company upon dissolution and otherwise), in respect of any and all of the following:

                           (1) All membership interests now owned or hereafter
                  acquired by the Pledgor in the Company as a result of exchange offers, direct investments or contributions or otherwise;

                           (2) The Pledgor's accounts, general intangibles and
                  other rights to payment or reimbursement, now existing or hereafter arising or acquired, from the Company, existing or arising from loans, advances or other extensions of credit by the Pledgor from time to time to or for the account of the Company, or from services rendered by the Pledgor from time to time to or for the account of the Company; and

                           (3) The proceeds of and from any and all of the
                  foregoing.

         Pursuant to the Pledge Agreement, the Company is hereby authorized and directed to (a) register the Pledgor' s pledge to the Collateral Agent of the Pledgor' s membership interests on the Company's books, (b) to make direct payment to the Collateral Agent of any amounts due or to become due the Pledgor under the Operating Agreement, if so notified by the Collateral Agent, and (c) permit the Collateral Agent to exercise (to the exclusion of the Pledgor) the voting



                             Attachment 2 - Page 1
power and all other incidental rights of ownership with respect to membership interests in accordance with the terms of the Pledge Agreement.

         The Collateral Agent hereby requests the Company to indicate the Company's acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof and returning the same to the Collateral Agent.


Dated: December 29, 2003                       BANK OF TEXAS, N.A.


                                               By:
                                                  ------------------------------
                                               Name: Timothy Edward Merrell
                                               Title:

                                               Address:

                                               5956 Sherry Lane, Suite 1100
                                               Dallas, TX 75225
                                               Attention: Mr. Tim Merrell
                                               Telephone No.: (214) 987-8873
                                               Facsimile No.: (214) 987-8866
                                               E-Mail: tmerrell@mail.bokf.com



                             Attachment 2 - Page 2

                                 ACKNOWLEDGMENT


         SHANA NATIONAL LLC, a Delaware limited liability company (the "Company") hereby (a) acknowledges and consents to the assignment by NEG OPERATING LLC, a Delaware limited liability company (the "Pledgor"), of its right, title and interest in, to and under that certain Operating Agreement, dated _______________, 200_ (the "Operating Agreement"), of the Company pursuant to the terms of the Pledge Agreement, dated as of December 29, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by the Pledgor for the benefit of BANK OF TEXAS, N.A., as collateral agent (together with all successors and assigns thereto, in such capacity, the "Collateral Agent") for each of the Lender Parties (as defined in the Pledge Agreement), (b) confirms that the Company has reviewed the Pledge Agreement and this notice of assignment and has not found the terms thereof or the transactions described therein to be objectionable, (c) has registered the Pledgor's pledge to the Collateral Agent of the Pledgor's membership interests on the Company's books, and (d) upon notice from the Collateral Agent the Company agrees to make direct payment to the Collateral Agent of any amounts due or to become due the Pledgor under the Operating Agreement.

Dated: December 29, 2003


                        SHANA NATIONAL LLC

                        By: NEG Operating LLC

                            By: NEG Holding LLC, sole member

                                By: Gascon Partners, managing member

                                    By: Cigas Corp., managing general partner]

                                        By:
                                           -------------------------------------
                                        Name:  Philip D. Devlin
                                        Title: Attorney-in-Fact



                              Attachment 2 - Page 3

                                                                    Attachment 3
                                                                              to
                                                                Pledge Agreement


                                 TRANSFER POWER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________ (_________________) membership interests in Shana
National LLC, a Delaware limited liability company represented by the attached Certificate No. ____________________ herewith and do hereby irrevocably constitute and appoint _________________________________ as attorney to transfer the said membership interest on the books of _________________________ with full power of substitution in the premises.

DATED:_____________ __, 200_
                                                 -------------------------------

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:



IN PRESENCE OF:


----------------------------



                             Attachment 3 - Page 1

                                                                    Attachment 4
                                                                              to
                                                                Pledge Agreement


             State of Organization, Formation or Incorporation, Etc.


                            State of Organization,
                            Formation or                  Principal Place of Business and/or
Name                        Incorporation                 Chief Executive Office
NEG Operating LLC                 Delaware                1400 One Energy Square
                                                          4925 Greenville Avenue
                                                          Dallas, TX 75206



                             Attachment 4 - Page 1